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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Flores & Rucks, Inc., dated July 18, 1995, of our report dated June 21, 1996, included in this Annual Report on Form 11-K.

H. J. Lowe & Company, L.L.C.


Baton Rouge, Louisiana
June 26, 1996